Exhibit 21.1
SUBSIDIARIES OF TESLA, INC.

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Alabama Service LLC	Delaware
All EV Holdings, LLC	Delaware
Allegheny Solar 1, LLC	Delaware
Allegheny Solar Manager 1, LLC	Delaware
Alset Transport GmbH	Germany
Alset Warehouse GmbH	Germany
Ancon Holdings II, LLC	Delaware
Ancon Holdings III, LLC	Delaware
Ancon Holdings, LLC	Delaware
Ancon Solar Corporation	Delaware
Ancon Solar I, LLC	Delaware
Ancon Solar II Lessee Manager, LLC	Delaware
Ancon Solar II Lessee, LLC	Delaware
Ancon Solar II Lessor, LLC	Delaware
Ancon Solar III Lessee Manager, LLC	Delaware
Ancon Solar III Lessee, LLC	Delaware
Ancon Solar III Lessor, LLC	Delaware
Ancon Solar Managing Member I, LLC	Delaware
Arpad Solar Borrower, LLC	Delaware
Arpad Solar I, LLC	Delaware
Arpad Solar Manager I, LLC	Delaware
AU Solar 1, LLC	Delaware
AU Solar 2, LLC	Delaware
Banyan SolarCity Manager 2010, LLC	Delaware
Banyan SolarCity Owner 2010, LLC	Delaware
Barbacoa Battery Storage, LLC	Texas
Basking Solar Manager II, LLC	Delaware
Beatrix Solar I, LLC	Delaware
Bernese Solar Manager I, LLC	Delaware
Blue Skies Solar I, LLC	Delaware
Blue Skies Solar II, LLC	Delaware
BT Connolly Storage, LLC	Texas
Caballero Solar Managing Member I, LLC	Delaware
Caballero Solar Managing Member II, LLC	Delaware
Caballero Solar Managing Member III, LLC	Delaware
Castello Solar I, LLC	Delaware
Castello Solar II, LLC	Delaware
Castello Solar III, LLC	Delaware
Chaparral SREC Borrower, LLC	Delaware
Chaparral SREC Holdings, LLC	Delaware
Chestnut Storage, LLC	North Carolina
Chompie Solar I, LLC	Delaware
Chompie Solar II, LLC	Delaware
Chompie Solar Manager I, LLC	Delaware
Chompie Solar Manager II, LLC	Delaware

Colorado River Project, LLC	Delaware
Community Solar Partners, LLC	Delaware
Compass Automation Incorporated	Illinois
Connecticut Auto Repair and Service LLC	Delaware
Corpus Battery Storage, LLC	Texas
Dom Solar General Partner I, LLC	Delaware
Dom Solar Lessor I, LP	Cayman Islands
Domino Solar Ltd.	Cayman Islands
Dom Solar Limited Partner I, LLC	Delaware
El Rey EV, LLC	Delaware
Falconer Solar Manager I, LLC	Delaware
Firehorn Solar I, LLC	Cayman Islands
Firehorn Solar Manager I, LLC	Delaware
FocalPoint Solar Borrower, LLC	Delaware
FocalPoint Solar I, LLC	Delaware
FocalPoint Solar Manager I, LLC	Delaware
Fontane Solar I, LLC	Delaware
Fotovoltaica GI 4, S. de R.L. de C.V.	Mexico
Fotovoltaica GI 5, S. de R.L. de C.V.	Mexico
FP System Owner, LLC	Delaware
Giga Insurance Texas, Inc.	Texas
Giga Texas Energy, LLC	Delaware
Tesla Automation (Shanghai) Co. Ltd.	China
Grohmann USA, Inc.	Delaware
Guilder Solar, LLC	Delaware
Hamilton Solar, LLC	Delaware
Harborfields LLC	Delaware
Harpoon Solar I, LLC	Delaware
Harpoon Solar Manager I, LLC	Delaware
Haymarket Holdings, LLC	Delaware
Haymarket Manager 1, LLC	Delaware
Haymarket Solar 1, LLC	Delaware
Hibar Systems Europe GmbH	Germany
Hive Battery Inc.	Delaware
Ikehu Manager I, LLC	Delaware
IL Buono Solar I, LLC	Delaware
Iliosson, S.A. de C.V.	Mexico
Industrial Maintenance Technologies, Inc.	California
Kansas Repair LLC	Delaware
Klamath Falls Solar 1, LLC	Delaware
Knight Solar Managing Member I, LLC	Delaware
Knight Solar Managing Member II, LLC	Delaware
Knight Solar Managing Member III, LLC	Delaware
Landlord 2008-A, LLC	Delaware
Lincoln Auto Repair and Service LLC	Delaware
Louis Solar II, LLC	Delaware
Louis Solar III, LLC	Delaware
Louis Solar Manager II, LLC	Delaware
Louis Solar Manager III, LLC	Delaware
Louis Solar Master Tenant I, LLC	Delaware

Louis Solar MT Manager I, LLC	Delaware
Louis Solar Owner I, LLC	Delaware
Louis Solar Owner Manager I, LLC	Delaware
Master Tenant 2008-A, LLC	Delaware
Matterhorn Solar I, LLC	Delaware
Maxwell Technologies, Inc.	Delaware
Megalodon Solar, LLC	Delaware
Monte Rosa Solar I, LLC	Delaware
Mound Solar Manager V, LLC	Delaware
Mound Solar Manager VI, LLC	Delaware
Mound Solar Manager X, LLC	Delaware
Mound Solar Manager XI, LLC	Delaware
Mound Solar Manager XII, LLC	Delaware
Mound Solar Master Tenant IX, LLC	Delaware
Mound Solar Master Tenant V, LLC	California
Mound Solar Master Tenant VI, LLC	Delaware
Mound Solar Master Tenant VII, LLC	Delaware
Mound Solar Master Tenant VIII, LLC	Delaware
Mound Solar MT Manager IX, LLC	Delaware
Mound Solar MT Manager VII, LLC	Delaware
Mound Solar MT Manager VIII, LLC	Delaware
Mound Solar Owner IX, LLC	Delaware
Mound Solar Owner Manager IX, LLC	Delaware
Mound Solar Owner Manager VII, LLC	Delaware
Mound Solar Owner Manager VIII, LLC	Delaware
Mound Solar Owner V, LLC	California
Mound Solar Owner VI, LLC	Delaware
Mound Solar Owner VII, LLC	Delaware
Mound Solar Owner VIII, LLC	Delaware
Mound Solar Partnership X, LLC	Delaware
Mound Solar Partnership XI, LLC	Delaware
Mound Solar Partnership XII, LLC	Delaware
MS SolarCity 2008, LLC	Delaware
MS SolarCity Commercial 2008, LLC	Delaware
MS SolarCity Residential 2008, LLC	Delaware
New Mexico Sales and Vehicle Service LLC	Delaware
NBA SolarCity AFB, LLC	California
NBA SolarCity Commercial I, LLC	California
NBA SolarCity Solar Phoenix, LLC	California
Northern Nevada Research Co., LLC	Nevada
Oranje Solar I, LLC	Delaware
Oranje Solar Manager I, LLC	Delaware
Palmetto Auto Repair and Service LLC	Delaware
Paramount Energy Fund I Lessee, LLC	Delaware
Paramount Energy Fund I Lessor, LLC	Delaware
PEF I MM, LLC	Delaware
Perbix Machine Company, Inc.	Minnesota
Presidio Solar I, LLC	Delaware
Presidio Solar II, LLC	Delaware
Presidio Solar III, LLC	Delaware

Pukana La Solar I, LLC	Delaware
R9 Solar 1, LLC	Delaware
Roadster Automobile Sales and Service (Beijing) Co., Ltd.	China
Roadster Finland Oy	Finland
SA VPP Holding Trust	Australia
SA VPP Project Trust	Australia
Sequoia Pacific Holdings, LLC	Delaware
Sequoia Pacific Manager I, LLC	Delaware
Sequoia Pacific Solar I, LLC	Delaware
Sequoia SolarCity Owner I, LLC	Delaware
Sierra Solar Power (Hong Kong) Limited	Hong Kong
SiiLion, Inc.	Delaware
Silevo, LLC	Delaware
Smith II Battery Storage, LLC	Texas
Solar Aquarium Holdings, LLC	Delaware
Solar Energy of America 1, LLC	Delaware
Solar Energy of America Manager 1, LLC	Delaware
Solar Explorer, LLC	Delaware
Solar Gezellig Holdings, LLC	Delaware
Solar House I, LLC	Delaware
Solar House II, LLC	Delaware
Solar House III, LLC	Delaware
Solar House IV, LLC	Delaware
Solar Integrated Fund I, LLC	Delaware
Solar Integrated Fund II, LLC	Delaware
Solar Integrated Fund III, LLC	Delaware
Solar Integrated Fund IV-A, LLC	Delaware
Solar Integrated Fund V, LLC	Delaware
Solar Integrated Fund VI, LLC	Delaware
Solar Integrated Manager I, LLC	Delaware
Solar Integrated Manager II, LLC	Delaware
Solar Integrated Manager III, LLC	Delaware
Solar Integrated Manager IV-A, LLC	Delaware
Solar Integrated Manager V, LLC	Delaware
Solar Integrated Manager VI, LLC	Delaware
Solar Services Company, LLC	Delaware
Solar Ulysses Manager I, LLC	Delaware
Solar Ulysses Manager II, LLC	Delaware
Solar Voyager, LLC	Delaware
Solar Warehouse Manager I, LLC	Delaware
Solar Warehouse Manager II, LLC	Delaware
Solar Warehouse Manager III, LLC	Delaware
Solar Warehouse Manager IV, LLC	Delaware
SolarCity Alpine Holdings, LLC	Delaware
SolarCity Amphitheatre Holdings, LLC	Delaware
SolarCity Arbor Holdings, LLC	Delaware
SolarCity Arches Holdings, LLC	Delaware
SolarCity AU Holdings, LLC	Delaware
SolarCity Cruyff Holdings, LLC	Delaware
SolarCity Electrical, LLC	Delaware

SolarCity Electrical New York Corporation	Delaware
SolarCity Finance Company, LLC	Delaware
SolarCity Finance Holdings, LLC	Delaware
SolarCity Foxborough Holdings, LLC	Delaware
SolarCity FTE Series 1, LLC	Delaware
SolarCity FTE Series 2, LLC	Delaware
SolarCity Fund Holdings, LLC	Delaware
SolarCity Grand Canyon Holdings, LLC	Delaware
SolarCity Holdings 2008, LLC	Delaware
SolarCity International, Inc.	Delaware
SolarCity Leviathan Holdings, LLC	Delaware
SolarCity LMC Series I, LLC	Delaware
SolarCity LMC Series II, LLC	Delaware
SolarCity LMC Series III, LLC	Delaware
SolarCity LMC Series IV, LLC	Delaware
SolarCity LMC Series V, LLC	Delaware
SolarCity Mid-Atlantic Holdings, LLC	Delaware
SolarCity Nitro Holdings, LLC	Delaware
SolarCity Orange Holdings, LLC	Delaware
SolarCity Series Holdings I, LLC	Delaware
SolarCity Series Holdings II, LLC	Delaware
SolarCity Series Holdings IV, LLC	Delaware
SolarCity Steep Holdings, LLC	Delaware
SolarCity Ulu Holdings, LLC	Delaware
SolarCity Village Holdings, LLC	Delaware
SolarRock, LLC	Delaware
SolarStrong, LLC	Delaware
Sparrowhawk Solar I, LLC	Delaware
SREC Holdings, LLC	Delaware
Swanson Battery Storage, LLC	Texas
TALT Holdings, LLC	Delaware
TALT TBM Holdings, LLC	Delaware
TBM Partnership II, LLC	Delaware
TEO Engineering, Inc.	California
TES 2017-1, LLC	Delaware
TES Holdings 2017-1, LLC	Delaware
Tesla 2014 Warehouse SPV LLC	Delaware
Tesla Auto Lease Trust 2021-A	Delaware
Tesla Auto Lease Trust 2021-B	Delaware
Tesla Auto Lease Trust 2022-A	Delaware
Tesla Auto Lease Trust 2023-A	Delaware
Tesla Auto Lease Trust 2023-B	Delaware
Tesla Auto Lease Trust 2024-A	Delaware
Tesla Auto Lease Trust 2024-B	Delaware
Tesla Electric Vehicle Trust 2023-1	Delaware
Tesla Autobidder International B.V.	Netherlands
Tesla Automation GmbH	Germany
Tesla Automobile Information Service (Dalian) Co., Ltd.	China
Tesla Automobile Management and Service (Haikou) Co., Ltd.	China
Tesla Automobile Sales and Service (Beijing) Co., Ltd.	China

Tesla Automobile Sales and Service (Changchun) Co., Ltd.	China
Tesla Automobile Sales and Service (Changsha) Co., Ltd.	China
Tesla Automobile Sales and Service (Chengdu) Co., Ltd.	China
Tesla Automobile Sales and Service (Chongqing) Co., Ltd.	China
Tesla Automobile Sales and Service (Dalian) Co., Ltd.	China
Tesla Automobile Sales and Service (Fuzhou) Co., Ltd.	China
Tesla Automobile Sales and Service (Guangzhou) Co., Ltd.	China
Tesla Automobile Sales and Service (Guangzhou Panyu District) Co., Ltd.	China
Tesla Automobile Sales and Service (Guiyang) Co., Ltd.	China
Tesla Automobile Sales and Service (Haerbin) Co., Ltd.	China
Tesla Automobile Sales and Service (Hangzhou) Co., Ltd.	China
Tesla Automobile Sales and Service (Hefei) Co., Ltd.	China
Tesla Automobile Sales and Service (Hohhot) Co., Ltd.	China
Tesla Automobile Sales and Service (Jinan) Co., Ltd.	China
Tesla Automobile Sales and Service (Kunming) Co., Ltd.	China
Tesla Automobile Sales and Service (Lanzhou) Co., Ltd.	China
Tesla Automobile Sales and Service (Nanchang) Co., Ltd.	China
Tesla Automobile Sales and Service (Nanjing) Co., Ltd.	China
Tesla Automobile Sales and Service (Nanning) Co., Ltd.	China
Tesla Automobile Sales and Service (Ningbo) Co., Ltd.	China
Tesla Automobile Sales and Service (Ningbo) Co., Ltd.	China
Tesla Automobile Sales and Service (Qingdao) Co., Ltd.	China
Tesla Automobile Sales and Service (Shanghai) Co., Ltd.	China
Tesla Automobile Sales and Service (Shenyang) Co., Ltd.	China
Tesla Automobile Sales and Service (Shenzhen) Co., Ltd.	China
Tesla Automobile Sales and Service (Shijiazhuang) Co., Ltd.	China
Tesla Automobile Sales and Service (Suzhou) Co. Ltd.	China
Tesla Automobile Sales and Service (Taiyuan) Co., Ltd.	China
Tesla Automobile Sales and Service (Tianjin) Co. Ltd.	China
Tesla Automobile Sales and Service (Urumqi) Co. Ltd.	China
Tesla Automobile Sales and Service (Wenzhou) Co., Ltd.	China
Tesla Automobile Sales and Service (Wuhan) Co., Ltd.	China
Tesla Automobile Sales and Service (Wuxi) Co., Ltd.	China
Tesla Automobile Sales and Service (Xi'an) Co., Ltd.	China
Tesla Automobile Sales and Service (Xiamen) Co., Ltd.	China
Tesla Automobile Sales and Service (Xining) Co., Ltd.	China
Tesla Automobile Sales and Service (Yinchuan) Co., Ltd.	China
Tesla Automobile Sales and Service (Zhengzhou) Co. Ltd.	China
Tesla Automobiles Sales and Service Mexico, S. de R.L. de C.V.	Mexico
Tesla (Beijing) New Energy R&D Co., Ltd.	China
Tesla Belgium BV	Belgium
Tesla Canada Finance ULC	Canada
Tesla Canada Lease Finance GP ULC	Canada
Tesla Canada Lease Finance LP	Canada
Tesla Charging, LLC	Delaware
Tesla Chile SpA	Chile
Tesla Construction Inc.	Texas
Tesla Construction (Shanghai) Co., Ltd.	China
Tesla Czech Republic s.r.o.	Czech Republic
Tesla Energia Macau Limitada	Macau

Tesla Engineering Germany GmbH	Germany
Tesla Energy d.o.o.	Slovenia
Tesla Energy Management LLC	Delaware
Tesla Energy Operations, Inc.	Delaware
Tesla Energy Ventures Australia Pty Ltd	Australia
Tesla Energy Ventures France S.à r.l.	France
Tesla Energy Ventures Limited	United Kingdom
Tesla Energy Ventures Holdings B.V.	Netherlands
Tesla Finance LLC	Delaware
Tesla Financial Leasing (China) Co., Ltd.	China
Tesla Financial Services GmbH	Germany
Tesla Financial Services Holdings B.V.	Netherlands
Tesla Financial Services Limited	United Kingdom
Tesla Fleet Operations LLC	Texas
Tesla France S.à r.l.	France
Tesla Germany GmbH	Germany
Tesla General Insurance, Inc.	Arizona
Tesla Greece Single Member P.C.	Greece
Tesla Gulf Limited Company	Saudi Arabia
Tesla Hrvatska d.o.o.	Croatia
Tesla Hungary Kft.	Hungary
Tesla India Motors and Energy Private Limited	India
Tesla Insurance Brokers (China) Co., Ltd.	China
Tesla Insurance Holdings, LLC	Delaware
Tesla Insurance, Inc.	Delaware
Tesla Insurance Company	California
Tesla Insurance Company of Hawaii, LLC	Hawaii
Tesla Insurance Services, Inc.	California
Tesla Insurance Services of Texas, Inc.	Texas
Tesla International B.V.	Netherlands
Tesla Investments LLC	Delaware
Tesla Italy S.r.l.	Italy
Tesla Jordan Car Trading LLC	Jordan
Tesla Korea Limited	Republic of Korea
Tesla Lease Trust	Delaware
Tesla Lithuania UAB	Lithuania
Tesla LLC	Delaware
Tesla Manufacturing Brandenburg SE	Germany
Tesla Manufacturing Mexico, S. de R.L. de C.V.	Mexico
Tesla Manufacturing Mexico Holding, S. de R.L. de C.V.	Mexico
Tesla Michigan, Inc.	Michigan
Tesla Mississippi LLC	Delaware
Tesla Motors Australia, Pty Ltd	Australia
Tesla Motors Austria GmbH	Austria
Tesla Motors (Beijing) Co., Ltd.	China
Tesla Motors Canada ULC	Canada
Tesla Motors Colombia S.A.S	Colombia
Tesla Motors Holding B.V.	Netherlands
Tesla Motors Denmark ApS	Denmark
Tesla Motors FL, Inc.	Florida

Tesla Motors HK Limited	Hong Kong
Tesla Motors Iceland ehf.	Iceland
Tesla Motors Ireland Limited	Ireland
Tesla Motors Israel Ltd.	Israel
Tesla Motors Japan GK	Japan
Tesla Motors Limited	United Kingdom
Tesla Motors Luxembourg S.à r.l.	Luxembourg
Tesla Motors MA, Inc.	Massachusetts
Tesla Motors Netherlands B.V.	Netherlands
Tesla Motors New York LLC	New York
Tesla Motors NL LLC	Delaware
Tesla Motors NV, Inc.	Nevada
Tesla Motors PA, Inc.	Pennsylvania
Tesla Motors Philippines Inc.	Philippines
Tesla Motors Romania S.R.L.	Romania
Tesla Motors Sales and Service LLC	Turkey
Tesla Motors Singapore Holdings Pte. Ltd.	Singapore
Tesla Motors Singapore Private Limited	Singapore
Tesla Motors Stichting	Netherlands
Tesla Motors Taiwan Limited	Taiwan
Tesla Motors TN, Inc.	Tennessee
Tesla Motors TX, Inc.	Texas
Tesla Motors UT, Inc.	Utah
Tesla Nambe LLC	Delaware
Tesla New Zealand ULC	New Zealand
Tesla Norway AS	Norway
Tesla Poland sp. z o.o.	Poland
Tesla Property &Casualty, Inc.	California
Tesla Portugal, Sociedade Unipessoal LDA	Portugal
Tesla Puerto Rico LLC	Puerto Rico
Tesla Qatar LLC	Qatar
Tesla Rental LLC	Delaware
Tesla Sales, Inc.	Delaware
Tesla Sdn. Bhd.	Malaysia
Tesla Shanghai Co., Ltd	China
Tesla (Shanghai) New Energy Co., LTD.	China
Tesla Spain, S.L. Unipersonal	Spain
Tesla Solar Systems, LLC	Delaware
Tesla Sustainable Energy Trust 2024-1	Delaware
Tesla Switzerland GmbH	Switzerland
Tesla (Thailand) Ltd.	Thailand
Tesla TH1 LLC	Delaware
Tesla TH2 LLC	Delaware
Telsa Toronto Automation ULC	Canada
Tesla Toronto International Holdings ULC	Canada
Tesla Transport B.V.	Netherlands
Tesla US Property Holdings, LLC	Texas
Tesla Wholesale Energy Holdings, LLC	Delaware
The Big Green Solar I, LLC	Delaware
The Big Green Solar Manager I, LLC	Delaware

Three Rivers Solar 1, LLC	Delaware
Three Rivers Solar 2, LLC	Delaware
Three Rivers Solar 3, LLC	Delaware
Three Rivers Solar Manager 1, LLC	Delaware
Three Rivers Solar Manager 2, LLC	Delaware
Three Rivers Solar Manager 3, LLC	Delaware
TM International C.V.	Netherlands
TM Sweden AB	Sweden
TSET Holdings, LLC	Delaware
USB SolarCity Manager IV, LLC	Delaware
USB SolarCity Owner IV, LLC	California
Visigoth Solar 1, LLC	Delaware
Visigoth Solar Holdings, LLC	Delaware
Visigoth Solar Managing Member 1, LLC	Delaware
VPP Project 1 (SA) Pty Ltd.	Australia
Weisshorn Solar I, LLC	Cayman Islands
Weisshorn Solar Manager I, LLC	Delaware
Zep Solar LLC	California